Exhibit 99.1

Investor	Valerie Haertel	Media	T.J. Crawford
Contact:	Senior Vice President	Contact:	Vice President
	Investor Relations		External Affairs
	(401) 770-4050		(212) 457-0583

FOR IMMEDIATE RELEASE

CVS Health Corporation Announces Cash Tender Offers

for Certain Outstanding Notes

WOONSOCKET, RI, August 8, 2019 – CVS Health Corporation (“CVS Health”, NYSE: CVS) announced today that it has commenced cash tender offers (the “Tender Offers,” and each a “Tender Offer”) for (1) any and all of its 3.125% Senior Notes due 2020 (the “2020 Any and All Notes”), (2) up to $2,000,000,000 aggregate principal amount of its Floating Rate Notes due 2020 (the “2020 Floating Rate Notes”) and its 2.800% Senior Notes due 2020 (collectively, the “2020 Maximum Tender Offer Notes”) less the aggregate principal amount of 2020 Any and All Notes validly tendered and accepted for purchase (the “2020 Maximum Tender Offer Amount”), (3) any and all of its 4.125% Senior Notes due 2021, the 4.125% Senior Notes due 2021 (the “Aetna 2021 4.125% Notes”) issued by its wholly-owned subsidiary, Aetna Inc. (“Aetna”) and the 5.450% Senior Notes due 2021 issued by Coventry Health Care, Inc., a wholly-owned subsidiary of Aetna (together with the Aetna 2021 4.125% Notes, the “Aetna Notes”) (collectively, the “2021 Any and All Notes” and together with the 2020 Any and All Notes, the “Any and All Notes”) and (4) up to $2,000,000,000 aggregate principal amount of its 3.350% Senior Notes due 2021, its Floating Rate Notes due 2021 (together with the 2020 Floating Rate Notes, the “Floating Rate Notes”), and its 2.125% Senior Notes due 2021 less the aggregate principal amount of 2021 Any and All Notes (collectively, the “2021 Maximum Tender Offer Notes,” and together with the 2020 Maximum Tender Offer Notes, the “Maximum Tender Offer Notes”; and the Any and All Notes, the 2020 Maximum Tender Offer Notes and the 2021 Maximum Tender Offer Notes are referred to collectively as the “Notes”) validly tendered and accepted for purchase (the “2021 Maximum Tender Offer Amount,” and together with the 2020 Maximum Tender Offer Amount, the “Maximum Tender Offer Amounts”). The Tender Offer for the 2020 Any and All Notes is referred to herein as the “2020 Notes Any and All Tender Offer,” the Tender Offer for the 2021 Any and All Notes is referred to herein as the “2021 Notes Any and All Tender Offer” and the 2020 Notes Any and All Tender Offer and the 2021 Notes Any and All Tender Offer are referred to together as the “Any and All Tender Offers.” The Tender Offer for the 2020 Maximum Tender Offer Notes is referred to as the “2020 Notes Maximum Tender Offer,” the Tender Offer for the 2021 Maximum Tender Offer Notes is referred to as the “2021 Notes Maximum Tender Offer” and the 2020 Notes Maximum Tender Offer and the 2021 Notes Maximum Tender Offer are referred to together as the “Maximum Tender Offers.” The 2020 Notes Any and All Tender Offer and the 2020 Notes Maximum Tender Offer are referred to together as the “2020 Notes Tender Offers,” and the 2021 Notes Any and All Tender Offer and the 2021 Notes Maximum Tender Offer are referred to together as the “2021 Notes Tender Offers.”

The Tender Offers are summarized in the tables below:

The 2020 Notes Tender Offers:

Any and All of the Outstanding Notes Listed Below:

Title of Notes	CUSIP Number	Original Issuer	Principal Amount Outstanding	UST Reference Security	Bloomberg Reference Page	Fixed Spread (bps)
3.125% Senior Notes due 2020	126650DA5	CVS Health Corporation	$2,000,000,000	1.625% UST due 03/15/2020	PX3	15

Up to $2,000,000,000 of the Outstanding Notes in the Priority Listed Below less the Aggregate Principal Amount of 2020 Any and All Notes Validly Tendered and Accepted for Purchase(4):

Title of Notes	CUSIP Number	Original Issuer	Principal Amount Outstanding	Acceptance Priority Level(1)	UST Reference Security	Bloomberg Reference Page	Fixed Spread (bps)	Early Tender Payment(2)	Fixed Total Consideration for Floating Rate Notes(3)
Floating Rate Notes due 2020	126650DB3	CVS Health Corporation	$1,000,000,000	1	N/A	N/A	N/A	$30	$1,005.00
2.800% Senior Notes due 2020	126650CJ7	CVS Health Corporation	$2,750,000,000	2	1.500% UST due 06/15/2020	PX3	20	$30	N/A

The 2021 Notes Tender Offers:

Any and All of the Outstanding Notes Listed Below:

Title of Notes	CUSIP Number	Original Issuer	Principal Amount Outstanding	UST Reference Security	Bloomberg Reference Page	Fixed Spread (bps)
4.125% Senior Notes due 2021	126650BW9	CVS Health Corporation	$550,000,000	2.250% UST due 02/15/2021	PX4	20
4.125% Senior Notes due 2021	008117AN3	Aetna Inc.	$500,000,000	2.000% UST due 02/28/2021	PX4	20
5.450% Senior Notes due 2021	222862AJ3	Coventry Health Care, Inc.	$600,000,000	2.375% UST due 03/15/2021	PX4	37.5

Up to $2,000,000,000 of the Outstanding Notes in the Priority Listed Below less the Aggregate Principal Amount of 2021 Any and All Notes Validly Tendered and Accepted for Purchase:

Title of Notes	CUSIP Number	Original Issuer	Principal Amount Outstanding	Acceptance Priority Level(1)	UST Reference Security	Bloomberg Reference Page	Fixed Spread (bps)	Early Tender Payment(2)	Fixed Total Consideration for Floating Rate Notes(3)
3.350% Senior Notes due 2021	126650DC1	CVS Health Corporation	$3,000,000,000	1	1.750% UST due 07/31/2021	PX1	40	$30	N/A
Floating Rate Notes due 2021	126650DD9	CVS Health Corporation	$1,000,000,000	2	N/A	N/A	N/A	$30	$1,006.50
2.125% Senior Notes due 2021	126650CT5	CVS Health Corporation	$1,750,000,000	3	1.750% UST due 07/31/2021	PX1	45	$30	N/A

(1)

Subject to each of the Maximum Tender Offer Amounts and proration, the principal amount of each series of Maximum Tender Offer Notes that is purchased in each of the Maximum Tender Offers will be determined in accordance with the applicable acceptance priority level (in numerical priority order) specified in this column.

(2)	Per $1,000 principal amount of Maximum Tender Offer Notes validly tendered at or prior to the Early Tender Date and accepted for purchase.
(3)	Per $1,000 principal amount of the Floating Rate Notes validly tendered at or prior to the Early Tender Date and accepted for purchase.
(4)

If all outstanding 2020 Any and All Notes are validly tendered and accepted for purchase in the 2020 Any and All Tender Offer, then no 2020 Maximum Tender Offer Notes will be purchased in the 2020 Notes Maximum Tender Offer.

The Tender Offers are being made upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 8, 2019 (as amended or supplemented from time to time, the “Offer to Purchase”), which sets forth a more detailed description of the Tender Offers. Copies of the Offer to Purchase and the form of notice of guaranteed delivery with respect to the Any and All Notes (“Notice of Guaranteed Delivery”) are available at www.dfking.com/cvs. The Tender Offers are open to all registered holders (individually, a “Holder” and collectively, the “Holders”) of the Notes. The purpose of the Tender Offers is to refinance a portion of CVS Health’s outstanding indebtedness.

To the extent the amount of 2020 Maximum Tender Offer Notes validly tendered in the 2020 Notes Maximum Tender Offer is less than the 2020 Maximum Tender Offer Amount (after taking into account all 2020 Any and All Notes validly tendered and accepted for purchase), such difference in amount shall not increase the 2021 Maximum Tender Offer Amount. If all outstanding 2020 Any and All Notes are validly tendered and accepted for purchase in the Tender Offer for the 2020 Any and All Notes, then no 2020 Maximum Tender Offer Notes will be purchased in the 2020 Notes Maximum Tender Offer. To the extent the amount of 2021 Maximum Tender Offer Notes validly tendered in the 2021 Notes Maximum Tender Offer is less than the 2021 Maximum Tender Offer Amount (after taking into account all 2021 Any and All Notes validly tendered and accepted for purchase), such difference in amount shall not increase the 2020 Maximum Tender Offer Amount.

Any and All Notes validly tendered and not validly withdrawn or those for which a properly completed and duly executed Notice of Guaranteed Delivery is delivered pursuant to the guaranteed delivery procedures described in the Offer to Purchase (the “Guaranteed Delivery Procedures”) at or prior to 5:00 p.m., New York City time, on August 14, 2019 (the “Any and All Expiration Date”) (unless extended by us as described in the Offer to Purchase) will be eligible to receive the applicable Total Consideration (as defined in the Offer to Purchase) for the Any and All Notes. The Early Tender Payment (as indicated in the tables above for the Maximum Tender Offer Notes) is not applicable to the Any and All Tender Offers.

Maximum Tender Offer Notes validly tendered and not validly withdrawn at or prior to 5:00 p.m., New York City time, on August 21, 2019 (the “Early Tender Date”) will be eligible to receive the applicable Total Consideration for the Maximum Tender Offer Notes, which includes the Early Tender Payment. The Maximum Tender Offer Notes validly tendered after the Early Tender Date but at or prior to 11:59 p.m., New York City time, on September 5, 2019 (the “Maximum Tender Offer Expiration Date”, and along with the Any and All Expiration Date, each an “Expiration Date”) will be eligible to receive the applicable tender offer consideration (the “Maximum Tender Offer Consideration”), namely the applicable Total Consideration minus the Early Tender Payment specified in the tables above.

The applicable Total Consideration payable by CVS Health for the Notes, other than the Floating Rate Notes, will be a price per $1,000 principal amount based on the yield to maturity or first par call date, as the case may be, of the U.S. Treasury reference securities specified in the tables above (the “UST Reference Security”), as determined at 11:00 a.m., New York City time, on August 14, 2019, in the case of the Any and All Notes (unless otherwise extended by us as described in the Offer to Purchase) or 10:00 a.m., New York City time, on August 21, 2019, in the case of the Maximum Tender Offer Notes (unless otherwise extended by us as described in the Offer to Purchase), plus a fixed spread, calculated in accordance with the Offer to Purchase. For the avoidance of doubt, for the Par Call Notes (as defined in the Offer to Purchase), if the applicable Total Consideration determined is less than $1,000 per $1,000 principal amount of such series of Par Call Notes, then the Total Consideration will be calculated to the stated maturity date and not to the first par call date for such series of Par Call Notes. The Total Consideration payable for the Floating Rate Notes will be the price per $1,000 principal amount of such Floating Rate Notes specified in the tables above.

The settlement date for the Any and All Notes validly tendered and not validly withdrawn at or prior to the Any and All Expiration Date and accepted for purchase is expected to be promptly after the expiration of the Any and All Tender Offer, which is expected to be August 15, 2019, the first business day after the Any and All Expiration Date (the “Any and All Settlement Date”). The settlement date for the Any and All Notes validly tendered pursuant to the Guaranteed Delivery Procedures at or prior to the Any and All Expiration Date and accepted for purchase is expected to be August 19, 2019, the second business day after the Any and All Settlement Date (the “Any and All Guaranteed Delivery Settlement Date”).

The settlement date for the Maximum Tender Offer Notes validly tendered and not validly withdrawn at or prior to the Early Tender Date and accepted for purchase is expected to be promptly after the Early Tender Date, which is expected to be August 23, 2019, the second business day after the Early Tender Date (the “Early Settlement Date”). The settlement date for the Maximum Tender Offer Notes validly tendered after the Early Tender Date but at or prior to the Maximum Tender Offer Expiration Date and accepted for purchase is expected to be September 9, the second business day after the Maximum Tender Offer Expiration Date (the “Final Settlement Date”, and along with the Any and All Settlement Date, Any and All Guaranteed Delivery Settlement Date and Early Settlement Date, each a “Settlement Date”), if either or both of the Maximum Tender Offer Amounts of applicable Maximum Tender Offer Notes is not purchased on such Early Settlement Date.

In addition to the Total Consideration or Maximum Tender Offer Consideration, as applicable, Holders of Notes accepted for purchase will receive accrued and unpaid interest (“Accrued Interest”) on those Notes from the last interest payment date with respect to those Notes to, but not including, the applicable Settlement Date. For the avoidance of doubt, the Accrued Interest payable with respect to Any and All Notes validly tendered pursuant to the Guaranteed Delivery Procedures and accepted for purchase shall cease to accrue on the Any and All Settlement Date. The interest payment payable on September 9, 2019 with respect to the Notes other than the Aetna Notes will be paid to record holders of the Notes other than the Aetna Notes as of August 25, 2019, and will thus not be included in the calculation of Accrued Interest payable on the Notes other than the Aetna Notes purchased in the Maximum Tender Offers at the Final Settlement Date, if any.

Holders who tender their Any and All Notes at or prior to 5:00 p.m., New York City time, on August 14, 2019 (such date and time, as it may be extended, the “Any and All Withdrawal Deadline”) may withdraw such tendered Any and All Notes at any time at or prior to the Any and All Withdrawal Deadline. Following the Any and All Withdrawal Deadline, Holders who have tendered their Any and All Notes (whether before, on or after the Any and All Withdrawal Deadline) may not withdraw such Any and All Notes unless CVS Health is required to extend withdrawal rights under applicable law. Holders who tender their Maximum Tender Offer Notes at or prior to 5:00 p.m., New York City time, on August 21, 2019 (such date and time, as it may be extended, the “Maximum Tender Offer Withdrawal Deadline”) may withdraw such tendered Maximum Tender Offer Notes at any time at or prior to the Maximum Tender Offer Withdrawal Deadline. Following the Maximum Tender Offer Withdrawal Deadline, Holders who have tendered their Maximum Tender Offer Notes (whether before, on or after the Maximum Tender Offer Withdrawal Deadline) may not withdraw such Maximum Tender Offer Notes unless CVS Health is required to extend withdrawal rights under applicable law.

CVS Health expressly reserves the right, in its sole discretion, subject to applicable law, to terminate the Tender Offers at any time prior to the applicable Expiration Date. The Tender Offers are not conditioned on any minimum principal amount of Notes being tendered but the Tender Offers are subject to a financing condition and certain other general conditions as described in the Offer to Purchase.

CVS Health has retained Barclays Capital Inc. and Goldman Sachs & Co. LLC to act as Dealer Managers for the Tender Offers. D.F. King & Co., Inc. has been retained to act as the Tender and Information Agent for the Tender Offers. The Offer to Purchase and, in connection with the Any and All Notes, the notice of guaranteed delivery may be accessed at the following link: http://www.dfking.com/cvs. Requests for assistance relating to the procedures for tendering Notes may be directed to the Tender and Information Agent either by email at cvs@dfking.com, or by phone (212) 269-5550 (for banks and brokers only) or (866) 406-2283 (for all others toll free). Requests for assistance relating to the terms and conditions of the Tender Offers may be directed to Barclays Capital Inc. at (800) 438-3242 (toll free) or (212) 528-7581 (collect) or Goldman Sachs & Co. LLC at (800) 828-3182 (toll free) or (212) 902-2995 (collect). Beneficial owners may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders with respect to, the Notes. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Tender Offers are being made solely pursuant to the Offer to Purchase made available to Holders of the Notes. None of CVS Health, the Dealer Managers, Tender and Information Agent or the trustees with respect to the Notes, or any of their respective affiliates, is making any recommendation as to whether or not Holders should tender or refrain from tendering all or any portion of their Notes in response to the Tender Offers. Holders are urged to evaluate carefully all information in the Offer to Purchase, consult their own investment and tax advisers and make their own decisions whether to tender Notes in the Tender Offers, and, if so, the principal amount of Notes to tender.

About CVS Health

CVS Health is the nation’s premier health innovation company helping people on their path to better health. Whether in one of its pharmacies or through its health services and plans, CVS Health is pioneering a bold new approach to total health by making quality care more affordable, accessible, simple and seamless. CVS Health is community-based and locally focused, engaging consumers with the care they need when and where they need it. The Company has approximately 9,900 retail locations, approximately 1,100 walk-in medical clinics, a leading pharmacy benefits manager with more than 102 million plan members, a dedicated senior pharmacy care business serving more than one million patients per year and expanding specialty pharmacy services. CVS Health also serves an estimated 38 million people through traditional, voluntary and consumer-directed health insurance products and related services, including rapidly expanding Medicare Advantage offerings and a leading standalone Medicare Part D prescription drug plan. The Company believes its innovative health care model increases access to quality care, delivers better health outcomes and lowers overall health care costs. Find more information about how CVS Health is shaping the future of health at https://www.cvshealth.com.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of CVS Health Corporation. By their nature, all forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements for a number of reasons as described in our Securities and Exchange Commission filings, including those set forth in the Risk Factors section and under the section entitled “Cautionary Statement Concerning Forward-Looking Statements” in our most recently filed Annual Report on Form 10-K and in our most recently filed Quarterly Report on Form 10-Q.

You are cautioned not to place undue reliance on CVS Health’s forward looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. CVS Health does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

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